UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Blue Apron Holdings, Inc. (the “Company”) has determined to temporarily reopen its fulfillment center in Arlington, Texas beginning in January 2021. As the Company previously disclosed, it closed its Arlington fulfillment center in the second quarter of 2020. The Company decided to temporarily reopen the Arlington fulfillment center to allow it to focus on utilizing existing assets as one of its operating initiatives to help supplement labor quickly, as the Company believes that there is a more readily available labor pool in and around the Arlington fulfillment center. The Company believes that this temporary reopening initiative will enable the Company to leverage existing assets to meet forecasted demand while it continues to identify and implement other operating efficiencies.

Consistent with the Company’s previously disclosed expectation of approximately $8.0 million of annual cost savings in product, technology, general and administrative expenses, the Company expects to incur costs of approximately $2.0 million in the first quarter of 2021 to reopen and operate the Arlington fulfillment center.

Forward-Looking Statements

This Form 8-K includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Forward-looking statements in this Form 8-K include, but are not limited to, the amount of expenditures that may be made or charges that may be incurred by the Company in connection with temporarily reopening its Arlington fulfillment center, the timing of reopening the Arlington fulfillment center, and the expected benefits of this reopening. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could contribute to such differences include possible changes in the size and components of the expected costs and charges associated with reopening the Arlington fulfillment center; risks associated with the Company’s ability to achieve the benefits of reopening its Arlington fulfillment center; and other risks, assumptions and uncertainties, including, without limitation, the company achieving its expectations with regards to its expenses and net revenue; its ability to grow adjusted EBITDA and to achieve or maintain profitability; the continued sufficiency of the company’s cash resources; the company’s need for additional financing; its ability to effectively manage expenses and cash flows, and its ability to remain in compliance with the financial and other covenants under the company’s indebtedness; its ability, including the timing and extent, to sufficiently manage costs and to fund investments in operations from cash from operations or additional financings in amounts necessary to continue to support the execution of the company’s growth strategy; its ability, including the timing and extent, to successfully execute the company’s growth strategy, cost-effectively attract new customers and retain existing customers, continue to expand its direct-to-consumer product offerings and continue to benefit from the implementation of operational efficiency practices; its ability to sustain the increased demand resulting from the COVID-19 pandemic and to retain new customers; any material and adverse impact of the COVID-19 pandemic on the company’s operations and results, including as a result of the company’s inability to meet demand due to loss of adequate labor, whether as a result of heightened absenteeism or challenges in recruiting and retention or otherwise, prolonged closures, or series of temporary closures, of one or more fulfillment centers and supply chain or carrier interruptions or delays; changes in consumer behaviors that could lead to declines in demand, both as COVID-19 related restrictions continue to be lifted to change to varying degrees across the United States, and/or consumer fears dissipate, and/or as a result of the COVID-19 pandemic’s impact on financial markets and economic conditions, including on consumer spending habits; its ability to maintain and grow the value of the company’s brand and reputation; its expectations regarding, and the stability of, its supply chain, including potential shortages or interruptions in the supply or delivery of ingredients, as a result of COVID-19 or otherwise; its ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; its ability to accommodate general changes in consumer tastes and preferences or in consumer spending; its ability to effectively compete; its ability to attract and retain qualified employees and key personnel in sufficient numbers; its ability to comply with modified or new laws and regulations applying to its business; risks resulting from its vulnerability to adverse weather conditions, natural disasters and public health crises, including pandemics; its ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 filed with the Securities and Exchange Commission (“SEC”) on October 29, 2020, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this Form 8-K as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: November 17, 2020	By:	/s/ Tim Bensley
Tim Bensley
Chief Financial Officer